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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



FORM 8-K


CURRENT REPORT



PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported):February 7, 1994





ALUMINUM COMPANY OF AMERICA

(Exact name of registrant as specified in its charger)



     PENNSYLVANIA	             		1-3610	                    25-0317820

(State or other jurisdiction		(Commission File	          (I.R.S. Employer
      of incorporation)		         Number)	             	Identification No.)


           425 Sixth Avenue, Alcoa Building, Pittsburgh, PA  15219

         (Address of principal executive offices)           (Zip Code)


               Office of Investor Relations                 412-553-3042
               Office of the Secretary                      412-553-4707

(Registrant's telephone number including area code)





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Item 5. Other Events.

The Registrant issued the following press release on February 7, 1994:

ALCOA REDUCES PRIMARY ALUMINUM PRODUCTION

	Pittsburgh, Pa., February 7, 1994 -- Alcoa will reduce primary aluminum production in it U.S. operations by 100,000 metric tons a year. The reductions will be made at Rockdale, Texas and Wenatchee, Washington. Implementing actions will be initiated immediately.






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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the following authorized officer.



                                         ALUMINUM COMPANY OF AMERICA



                                         By  s/Jan H. M. Hommen
Date  February 7, 1994                          Jan H. M. Hommen
                                         Executive Vice President and
                                  							Chief Financial Officer
                                        (Principal Financial Officer)